UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27 (December 20, 2011)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

900 N.W. 63rd Street

Oklahoma City, Oklahoma 73118

(Address of principal executive office) (Zip Code)

(405) 848-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2011, Chesapeake Midstream Partners, L.P. (the “Partnership”) entered into the First Amendment to the Amended and Restated Credit Agreement (the “Amendment”), dated as of December 20, 2011, among the Partnership, Chesapeake MLP Operating, L.L.C., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, and the other lenders party thereto, which amends the Partnership’s senior secured revolving credit facility.

The Amendment modifies the Partnership’s credit facility to, among other things, permit the Partnership to make certain investments in Joint Ventures (as defined in the Amendment), which Joint Ventures, unless otherwise agreed to by the Partnership, will not be subject to the provisions of the credit facility and will not be required to become a party to the Guarantee Agreement (as defined in the Amended and Restated Credit Agreement). The Amendment also provides that the Partnership may from time to time request increases in the total revolving commitments under the credit facility, which shall in no case exceed $1.25 billion.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 20, 2012, the Partnership exercised the accordion option feature under the Amended and Restated Credit Agreement to increase the total revolving commitments under the credit facility from $800.0 million to $1.0 billion.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.
By:	Chesapeake Midstream GP, L.L.C., its general partner

	By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: December 27, 2011

EXHIBIT INDEX

10.1	Amendment No. 1 to Amended and Restated Credit Agreement among Chesapeake MLP Operating, L.L.C., as the Borrower, Chesapeake Midstream Partners, L.P., as the Parent, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, and the other Lenders party thereto, dated as of December 20, 2011.